SUPPLEMENT DATED SEPTEMBER 30, 2002
           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           OF EACH FUND LISTED BELOW:

Merrill Lynch Bond Fund, Inc.                                Merrill Lynch Multi-State Municipal Series Trust
  Core Bond Portfolio                                          Merrill Lynch Florida Municipal Bond Fund
  High Income Portfolio                                        Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch California Municipal Series Trust                Merrill Lynch New York Municipal Bond Fund
  Merrill Lynch California Insured Municipal                   Merrill Lynch Pennsylvania Municipal Bond Fund
  Bond Fund                                                  Merrill Lynch Total Return Bond Fund of Merrill
Merrill Lynch Emerging Markets Debt Fund, Inc.                 Lynch Investment Managers Funds, Inc.
Merrill Lynch Global Bond Fund for Investment                Merrill Lynch U.S. Government Mortgage Fund
  and Retirement                                             Merrill Lynch U.S. High Yield Fund, Inc.
Merrill Lynch Low Duration Fund of Merrill                   Merrill Lynch World Income Fund, Inc.
  Lynch Investment Managers Funds, Inc.
Merrill Lynch Municipal Bond Fund, Inc.
  Insured Portfolio
  National Portfolio


     Effective December 1, 2002, purchases of Class B shares of each of the Merrill Lynch Select Pricing(SM) fixed income funds listed above (the "fixed income funds") will be subject to a six-year contingent deferred sales charge ("CDSC") schedule rather than the four year CDSC schedule currently in effect. The maximum deferred sales charge of 4.0% will remain unchanged. The change to a six year CDSC schedule will not affect your current holdings of Class B shares. Class B shares of fixed income funds purchased prior to December 1, 2002 will continue to be subject to the four-year schedule currently set forth in each fixed income fund's prospectus and statement of additional information. In addition, all Class B shares of the fixed income funds will continue to convert to Class D shares after approximately ten years. The change in the Class B CDSC schedule does not result in any change to the expense ratios of the fixed income funds.

     Exchanges of shares of a fixed income fund for shares of another fixed income fund. If Class B shares of a fixed income fund were purchased prior to December 1, 2002, and are exchanged for Class B shares of another fixed income fund, then the current four-year CDSC schedule will continue to apply to the Class B shares received in the exchange.

     Exchanges of shares of a fixed income fund for shares of an equity fund. The length of the CDSC period of certain Merrill Lynch Select PricingSM equity funds ("equity funds") was extended from four years to six years on June 1, 2001. If Class B shares of a fixed income fund were purchased prior to June 1, 2001, and are exchanged for Class B shares of one of the equity funds, then the four-year CDSC schedule will continue to apply to the Class B shares of the equity fund received in the exchange.

     As a result of this change in the Class B CDSC schedule, information set forth in each fixed income fund's prospectus and statement of additional information regarding the Class B CDSC is modified as follows, effective December 1, 2002:

     Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price, and no CDSC will be assessed on shares derived from reinvestment of dividends. When a shareholder redeems, it will be assumed that the shares acquired with reinvested dividends are redeemed first, followed by "free shares" (i.e., shares whose applicable CDSC period has expired) and then shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC for each fixed income fund:

                                                   CDSC as a Percentage of Dollar
Years Since Purchase Payment Made                     Amount Subject to Charge
---------------------------------------------    -----------------------------------
0-1.........................................                    4.0%
1-2.........................................                    4.0%
2-3.........................................                    3.0%
3-4.........................................                    3.0%
4-5.........................................                    2.0%
5-6.........................................                    1.0%
6 and thereafter............................                    None

     To provide an example, assume an investor purchased 100 shares on or after December 1, 2002 at $10 per share (at a cost of $1,000) and in the third year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If, in the third year after purchase, the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the higher current net asset value of $12 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase), resulting in a CDSC of $12.

     For more information, please contact your Merrill Lynch Financial Advisor or call (800) MER-FUND.






Code No. CDSCFI-0902 SUP



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